SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K
                            CURRENT REPORT

    Pursuant to Section 13 or (15) of the Securities Exchange Act of 1934

                             May 15, 1996
                           (Date of Report)

                   Commission File Number  33-53596
                         _____________________

                             FC BANC CORP.
         (Exact name of registrant as specified in its charter)

              Ohio                              34-1718070
       (State or other Juris-                 (IRS Employer
       diction of incorporation               Identification
          or organization)                       Number)

                     Farmers Citizens Bank Building
                                 Box 567
                           Bucyrus, Ohio  44820
                             (419) 562-7040

        (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
                         _____________________

                  Phillip W. Gerber, President and CEO
                             FC Banc Corp.
                     Farmers Citizens Bank Building
                                Box 567
                         Bucyrus, Ohio  44820
                             (419) 562-7040

            (Name, address, including ZIP code, and telephone number,
                 including area code, of agent for service)
                         _____________________



ITEM 1. Changes in Control of Registrant

     As of the close of business on May 14, 1996, Robert L. Morton, President and CEO elected to exercise his option to take early retirement. As a result of said retirement, Mr. Morton resigned as President and CEO of FC Banc Corp. and The Farmers Citizens Bank, Bucyrus, Ohio, its wholly owned subsidiary.
Mr. Morton also elected to resign as a member of the Board of Directors of both FC Banc Corp. and its wholly owned subsidiary, The Farmers Citizens Bank, Bucyrus, Ohio.

     The Board of Directors elected Phillip W. Gerber to serve as President and CEO of both the FC Banc Corp. and its subsidiary, The Farmers Citizens Bank, Bucyrus, Ohio.

ITEM 2.  Not Applicable


ITEM 3.  Not Applicable


ITEM 4.  Not Applicable


ITEM 5.  Not Applicable


ITEM 6.  Not Applicable


ITEM 7.  Exhibits

     Exhibit A - Press Release - May 29, 1996


ITEM 8.  Not Applicable











                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      FC BANC CORP.
                                                      (Registrant)


  May 29, 1996                                    Phillip W. Gerber
     (Date)                             Phillip W. Gerber, President and CEO






                               EXHIBIT A


                             PRESS RELEASE

                             May 29, 1996

                           Gerber Appointed

     Robert D. Hord, Chairman of the Board of Directors of The Farmers Citizens Bank and FC Banc Corp. announced today that Phillip W. Gerber has been appointed to serve in the capacity of President and Chief Executive Officer of the Bank and the Holding Company.

     Chairman Hord announced also that Robert L. Morton has elected to take early retirement from his duties with the Bank and Holding Company.

     Mr. Morton began his career at the Bank in 1972 as a consumer loan officer, was promoted to Assistant Vice President in 1977, to Vice President in 1979 and has held the position of President/CEO since 1987.

     Bob has been active in the community serving on the Board of Directors of the Bucyrus Area United Way, Crawford County MRDD, Northland Properties, Bucyrus Rotary Club and Bucyrus Area Chamber of Commerce.

     Bob and his wife Joyce reside at 3387 Stephenie Dr. in Bucyrus. They have two children, Greg in Roanoke, Virginia and Paula in Lincoln, Nebraska. Bob and Joyce look forward to the opportunity to spend more time with their children and enjoy traveling.